EXHIBIT 99.1

AGREEMENT ON DEVELOPMENT AND MANUFACTURING SUPPORT SERVICES

This Agreement is made and entered into this First day of December, 2001 (the "Effective Date") by and between:

PHILIPS ELECTRONICS NORTH AMERICA CORPORATION, acting through its Philips Center for Industrial Technology, having its place of business at 1000 W. Maude Ave., Sunnyvale, CA 94085-2810 (hereinafter referred to as "Philips CFT")

on the one hand,

and ZYGO Corporation, having its place of business at Laurel Brook Road, Middlefield, CT 06455 (hereinafter referred to as "ZYGO")

on the other hand;

hereinafter collectively or individually referred to as "Parties" or "Party", as the case may be;

                                   WITNESSETH:

WHEREAS Philips CFT has expertise in the field of precision motion control; and

WHEREAS ZYGO is active in the field of optics and interferometers, and has a requirement for incorporating accurate motion in their systems; and

WHEREAS Philips CFT is prepared to render certain Contract Services (as defined hereinafter) to ZYGO at the terms and conditions set forth hereinafter; and

WHEREAS ZYGO in the framework of its activities from time to time desires certain support and assistance from Philips CFT; and

WHEREAS the Parties wish to form a long-term relationship to accomplish this objectives,


NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

                                    ARTICLE 1
                                   DEFINITIONS

1.01.1 "Contract Services" shall mean any and all of the development and manufacturing support services as mutually agreed to be provided by Philips CFT to ZYGO, for the post-Effective Date activities of ZYGO as defined hereinafter.

1.02 "Background IPRs" shall mean all IPRs (other than Contract IPRs) owned or controlled by Philips CFT and/or its Associated Companies existing prior to the Effective Date, or resulting from activities which are independent from but concurrent with Contract Services, and under which Philips CFT is free to grant licenses without the consent of or accounting to any third party.

1.03 "Contract IPRs" shall mean all Intellectual Property Rights, arising as a result of and in the course of Contract Services by Philips CFT and/or its Associated Companies.

1.04 "Background Information" shall mean all Information (other than Contract Information) owned or controlled by Philips CFT and/or its Associated Companies, existing prior to the beginning of the Contract Services or resulting from activities which are independent from but concurrent with the Contract Services and under which Philips CFT is free to grant licenses without the consent of or accounting to any third party.

1.05 "Contract Information" shall mean all Information arising as a result of and in the course of Contract Services by Philips CFT and/or its Associated Companies but excluding any Contract IPRs pertaining thereto.

1.06 "Associated Companies" shall mean any and all companies, firms and persons now or hereafter controlled by Koninklijke Philips Electronics N.V. (hereinafter referred to as "Philips"), control meaning directly or indirectly holding more than fifty percent (50%) of the nominal value of the issued share capital, more than fifty percent (50%) of the voting power at general meetings or the power to appoint a majority of directors or otherwise to direct the activities of such company, firm or person but any such company, firm or person shall be deemed an Associated Company only as long as such control exists.

1.07    "Effective Date" shall mean the date first set forth above.

1.08 "Intellectual Property Rights" ("IPRs") shall mean patents and patent applications (including reissues, divisions, continuations and extensions thereof), utility models, and registered and unregistered designs including mask works, copyrights and any other form of protection afforded by law to inventions, models, designs or technical Information, and applications therefor.

1.09 "Information" shall mean drawings, specifications, samples, models, processes, procedures, instructions, technology, applied engineering data, reports, and all other technical or commercial information, data and documents of any kind whatsoever, but excluding any IPRs to which such Information relates.

1.10 "Cross License(s) shall mean any past, present, or future agreement(s) entered into between Philips CFT and/or any of its Associated Companies on the one hand, and any third party on the other hand, whereby Philips CFT and said third party each grant to the other a license under their respective IPRs or Information, and no specific field of use restrictions are set forth therein regarding the use of either party's IPRs or Information.

1.11 "Contract Service Changes" shall mean any and all deviations from the agreed to Design Specifications, and/or other direct contract charges such as travel. Design Specifications for a project are documented in the Project Plan. Any changes to the Project Plan during the course of a project are subject to review and changes in estimates for cost, timing, and quality of the deliverables for the project.


                                    ARTICLE 2
                                      SCOPE

        This Agreement contains the terms and conditions under which Philips CFT is prepared to render Contract Services to ZYGO, and ZYGO may issue to Philips CFT purchase orders for the rendering of Contract Services.


                                    ARTICLE 3
                                CONTRACT SERVICES

3.01 During the term of this Agreement, Philips CFT agrees to render ZYGO any and all Contract Services as defined in Article 1 to this Agreement. The rendering of a specific Contract Service shall be subject to a specific written order of and the prior written acceptance and confirmation thereof by Philips CFT. Changes to the agreed-upon design specifications will be treated as Contract Services Changes, and both ZYGO and Philips will work in good faith to agree upon such changes in writing as soon as possible after the changes are identified.

3.02 Philips CFT shall assign duly qualified personnel to the Contract Services and shall in rendering the Contract Services use the same degree of skill, expertise and diligence as it generally uses for research and development services rendered to Philips' Associated Companies.

3.03 Philips CFT shall use its best efforts to render the Contract Services in an uninterrupted way, as agreed between the Parties for the respective Contract Service. Philips CFT shall provide ZYGO with a copy of the CFT Project Plan for each project initiated hereunder, and shall provide ZYGO on a monthly basis with a cost analysis of actual costs and expenses incurred versus the estimated amounts for that time period.

3.04 All Contract Services shall be executed in accordance with Philips CFT`s Quality Management procedures. These procedures include the possibility of including reviews and reporting in the Project Plans that are part of the standard project control procedures for specific Contract Services.

3.05 ZYGO shall timely provide Philips CFT with all information Philips CFT may reasonably require to render Contract Services to ZYGO.

3.06 During the term of the Agreement, ZYGO and Philips will confer at least quarterly to estimate what Philips' resources will be required during the next twelve month period. In the event that Philips CFT determines that there will be an adjustment (either positive or negative) to the originally specified timeline, it will promptly notify ZYGO thereof in writing.


                                    ARTICLE 4
                                  CONSIDERATION

4.01 ZYGO shall pay Philips CFT for any Contract Services rendered hereunder a remuneration which shall be either an agreed fixed price or an amount based on the number of man hours actually spent by Philips CFT on the requested Contract Service against an hourly rate which for the calendar year 2002 shall be as specified in Exhibit I to this Agreement. For any subsequent calendar year, the said hourly rate will be communicated to ZYGO before September 30th of the present year for the following year.

4.02 The hourly rate for the rendering of the Contract Services hereunder shall be inclusive of all costs of materials and administrative and secretarial support, but exclusive of travel costs, VAT and extraordinary costs of materials and services which Philips CFT uses with respect to the rendering of Contract. Any such extraordinary costs of materials and services shall be specified in the order confirmation in as far as these are foreseeable. Philips shall not incur, on ZYGO's behalf, any extraordinary expenses without ZYGO's prior written consent. Nothing set forth herein withstanding, it is currently contemplated by the parties that a mutually-agreed-upon number of Philips CFT employees will be temporarily relocated for some or all of the duration of this Agreement to facilities near ZYGO's operations in Connecticut, U.S.A., upon such terms and conditions as ZYGO and Philips CFT shall from time to time in writing agree. All expenses relating to their temporary relocation (including attendant travel, meal and lodging expenses) will be paid by ZYGO.

4.03 The payments by ZYGO to Philips CFT for Contract Services in a certain calendar year shall be paid by ZYGO on the basis of monthly invoices, detailing the number of Contract Services rendered by Philips CFT to ZYGO during such month, unless a different payment schedule has been agreed upon in Philips CFT's written confirmation of ZYGO's order for the respective Contract Service.

4.04 All payments to be made hereunder shall be made within thirty (30) days after receipt of the invoice.

4.05 ZYGO shall, at any time during Philips CFT's normal business hours, and upon five (5) business days prior written notice, be afforded access to Philips CFT's premises for the purposes of auditing Philips CFT's books and records that directly relate to Philips CFT's performance under this Agreement, and to its billings to ZYGO with respect thereto; in particular, ZYGO shall be afforded confidential access to Philips CFT's records and documentation relating to the determination of the hourly rate(s) at which ZYGO is billed for Contract Services performed pursuant to this Agreement.

4.06 In the event ZYGO desires to terminate this Agreement, ZYGO will notify Philips CFT formally, in writing. All contract specific cancellation and close-out costs incurred subsequent to the receipt by Philips of the formal termination letter will be calculated as follows: for Contract Services, at the rate set forth in Exhibit 1, for materials costs, on a cost only basis, and will not include any additional mark-ups of any type.


                                    ARTICLE 5
                               STEERING COMMITTEE

        In a written notice to be delivered to the other Party, each Party shall designate four (4) properly qualified persons to serve on the Steering Committee for all Contract Services to be performed under this Agreement, to serve as the liaison between Philips CFT and ZYGO, and who will answer or have answered any problems or questions which may occur in connection with the rendering of the Contract Services hereunder. The Steering Committee shall meet regularly (at least twice a year) to evaluate and discuss the co-operation between Philips CFT and ZYGO hereunder.

        For some projects, there will also need to be a project steering committee. Such project specific issues will be handled in the project plan for each project.

        From time to time, either Party may designate substitute members of the Steering Committee and any project steering committees; provided that at no time shall either Party have more than four (4) representatives on the Steering Committee.


                                    ARTICLE 6
                           OWNERSHIP OF CONTRACT IPRS

6.01 In the event that during the term of this Agreement and as a result of and in the course of Contract Services an invention is made solely and exclusively by one or more employees of a Party, then title in and to said invention, as well as in and to any Contract IPRs, issued or to be issued thereon, shall be the exclusive property of that Party. The costs and expenses for any application by or through a Party for Contract IPR(s) and the maintaining thereof under this Article 6.01 shall be borne by such Party. Philips and ZYGO shall consult each other prior to the filing of any applications for Contract IPRs resulting from the Contract Services and provide each other at their own expense with all assistance the other Party may reasonably require for such filings. No disclosure shall be made by either Party, which might prejudice any legal rights regarding any filing for Contract IPRs under this Article 6.01, without the prior writing consent of the other party.

6.02 In the event that during the term of this Agreement and as a result of and in the course of Contract Services an invention is made jointly by one or more employees of ZYGO and one or more employees of Philips and/or its Associated Companies and the contributions of both Parties' employees are indivisible, then title in and to said invention as well as in and to any Contract IPR issued or to be issued thereon shall be jointly owned by the Parties, and each joint owner shall have an equal undivided interest in and to such joint invention, as well as in and to Contract IPRs thereon in all countries.

6.03 Each of the joint owners under Article 6.02 above shall have the non-assignable right to make, have made, use, lease, sell or otherwise dispose of any products or to use methods embodying any invention claimed in any jointly owned Contract IPR without the consent of and without accounting to the other owner and to grant non-exclusive licenses under such jointly owned Contract IPRs without the consent of and without accounting to the other owner, so long as the owner granting such licenses fulfils its obligation, if any, to pay its share of taxes or annuities on such Contract IPRs. Subject to the rights and obligations each of the joint owners has under this Article 6, Philips shall have the right to assign its interest in any such Contract IPRs to any Associated Company, and each of the joint owners shall have the right to assign its interest to an acquirer of the joint owner's business to which the jointly-owned Contract IPR is relevant.

6.04 In case of joint inventions, each Party concerned shall promptly inform the other Party whose employee is, or employees are, involved in such joint invention. The Parties will thereafter confer in good faith to agree on an appropriate course of action for filing Contract IPR applications, including which Party is to be responsible for the preparation, filing and prosecution of Contract IPR applications, and in which countries of the world to file such Contract IPR applications. Except as otherwise provided below, the filing of Contract IPR applications on joint inventions shall be subject to mutual agreement. All costs related to applications for a Contract IPR or to Contract IPRs granted on such applications shall be shared equally between the Parties, except as may be otherwise provided in this Article 6 hereafter.

        The Parties agree that Philips shall file or have filed, prosecute and maintain applications for a Contract IPR on joint inventions. The other Party shall at its own cost furnish Philips with all documents or other assistance that may be necessary for the filing and prosecution of each such application. If, however, one Party is not interested in filing an application for a Contract IPR on a joint invention in its name, the other Party may file or have filed such application at its own expense and shall be the sole owner of any resultant Contract IPR, subject to the grant of a royalty-free, fully paid-up, non-exclusive, unrestricted license to the Party who was not interested in filing an application for a Contract IPR in its name and its Associated Companies, solely for their own internal use, for the lifetime of the Contract IPR(s) concerned, subject to any Cross Licenses and renewals thereof.

6.05 In the event that one of the Parties desires to file an application for a Contract IPR on a joint invention in a country where the other Party does not want to file in its own name, the first Party shall be entitled to file or have filed in its own name applications for a Contract IPR in such country, and shall own (with respect to said country) all IPRs resulting therefrom.

        All additional costs related or pursuant to such filing, including prosecution costs, maintenance costs of the application for a Contract IPR or the maintenance costs for a Contract IPR granted thereon shall be paid by the first Party. Contract IPRs resulting from such applications for a Contract IPR on a joint invention are subject to a royalty-free, fully paid-up, non-exclusive, unrestricted license for the own use of the Party who did not want to file in certain countries and its Associated Companies for the lifetime of the Contract IPR(s) concerned, subject to any Cross Licenses or renewals thereof.

        In the event that one of the joint owners of an application for a Contract IPR or a Contract IPR on a joint invention wants to stop paying of its share of the maintenance fees or other costs in any country, the other owner may take over the payment of such share. The Party that is no longer paying its proportionate share for one or more countries shall forthwith relinquish to the other Party which continues to make such payments, its title and interest in such jointly owned Contract IPR for the countries concerned, subject, however, to the retention of a fully paid-up, non-exclusive, non-assignable license under the Contract IPR in the countries concerned in favour of the relinquishing Party and its Associated Companies for the own use of the relinquishing Party and its Associated Companies. However, the relinquishing Party will no longer have the right to grant licenses thereunder to third parties, but the rights of third parties under already existing licenses and agreements shall not be prejudiced. In respect to any other countries, its rights will not be affected.

6.06 A joint owner shall have the right to bring an action for infringement of a jointly owned Contract IPR only with the consent of the other owner. This consent may only be withheld if such action would be prejudicial to the other owner's material interests.


                                    ARTICLE 7
                              CONTRACT IPR LICENSE

7.01 Philips shall provide the Contract Services to Zygo, and subject to all fees having been paid by ZYGO hereunder, ZYGO shall be granted by Philips a non-exclusive, non-transferable, irrevocable, world-wide license under all Contract IPRs to make, have made by a mutually agreed upon third party according to ZYGO's design, use and/or sell or otherwise dispose of the metrology system in the optical measurement devices specified by Zygo which incorporates any results of the Contract Services (the "Zygo Product(s)"). Provided however, that in the event that ZYGO ceases to exist, or becomes, in ZYGO's reasonable opinion substantially or irreparably unable to utilize said license for the specific purposes envisioned in this Agreement, then, at the written request of Zygo, Philips agrees that it will negotiate in good faith an Agreement with a "Replacement for Zygo" (which shall replace Zygo, but shall be, in Philips CFT's reasonable opinion, substantially similar to
        Zygo), which is mutually agreeable to Zygo's customer(s) and to Philips CFT, whereby Philips CFT will provide the same Philips Contract Services to the Replacement for Zygo as are being supplied hereunder, under terms and conditions as substantially similar to those provided in this Agreement and the License granted hereunder, as the then-existing circumstances shall reasonably permit. Any license shall be for the life of the Contract IPRs concerned and exclude any and all background IPRs.

        Philips CFT and Zygo shall confer and agree in good faith, in writing, as to precisely what (if any) Philips CFT information revealed to Zygo in connection with the Contract Services must, of necessity, be supplied to any of Zygo's customer(s) in order to enable said customer(s) to:

        (a) conduct standard and necessary acceptance testing of the final Zygo product(s); or (b) make reasonable use of the Zygo product(s) for the ordinary purpose for which Zygo designed them.

7.02 The license granted under Article 7.01 to this Agreement shall be for the life of the Contract IPRs concerned. This provision shall survive the termination of this Agreement.

7.03 The Parties shall have each the unrestricted right to license third parties under Philips and jointly developed Contract IPRs.

7.04 Expressly excluded from the license described under Article 7.01 to this Agreement are any Background IPRs. However, Philips is prepared to grant to ZYGO at ZYGO's request, subject to Cross Licenses and renewals thereof, a non-exclusive license under the pertinent Background IPRs under reasonable terms and conditions to be agreed upon, provided that such license - which shall be limited to the field of the current (i.e. on the Effective Date) activities of ZYGO - is required in order to operate under the licenses granted by Philips under this Article 7 or under Article 9 to this Agreement.


                                    ARTICLE 8
                            OWNERSHIP OF INFORMATION

8.01 All Contract Information solely developed by one or more employee(s) of ZYGO shall be solely owned by ZYGO. All Contract Information solely developed by one or more employee(s) of Philips CFT and/or its Associated Companies shall be solely owned by Philips CFT and/or its Associated Companies.

8.02 In the event that during the term of this Agreement and as a result of and in the course of Contract Services any Contract Information is jointly developed by one or more employees of Philips CFT and/or its Associated Companies and one or more employees of ZYGO, and the contributions of both parties are indivisible, then both parties will jointly own such jointly developed Contract Information and each joint owner shall have an equal, undivided interest in and to such jointly developed Contract Information.

8.03 Each joint owner shall have the non-assignable, non-exclusive and unrestricted right, including the right to grant sublicenses to third parties, to use jointly developed Contract Information without the consent of and accounting to the other owner.

                                    ARTICLE 9
                          CONTRACT INFORMATION LICENSE

9.01 Philips hereby grants to ZYGO a non-exclusive, non-transferable (other than to a Replacement for ZYGO, as contemplated in Section 7.01 of this Agreement), irrevocable, worldwide license to use Contract Information to make, have made according to ZYGO's design, use and/or sell or otherwise dispose of products incorporating the results of the Contract Services. This provision shall survive the termination of this Agreement.

9.02 Philips shall have the unrestricted right to license third parties to use Contract Information.

9.03 Philips shall have the unrestricted right to use the Contract Information in any field.

9.04 Philips is prepared to grant to ZYGO, subject to Cross Licenses and renewals thereof, a non-exclusive license under the pertinent Background Information under reasonable terms and conditions to be agreed upon, provided that such license - which shall be limited to the field of the current (i.e. on the Effective Date) activities of ZYGO - is required in order to operate under the licenses granted by Philips under Article 7 to this Agreement or under this Article 9.


                                   ARTICLE 10
                                    WARRANTY

Philips CFT makes no representations or warranties, express or implied (such as, by way of example but without limitation, regarding merchantability or fitness for any particular purpose, nor that the Contract Services are error-free, nor that the use or performance of the Contract Services will not infringe any U.S. or foreign patent, copyright, trademark, or other intellectual property rights of third parties); provided, however, that Philips warrants that it will not knowingly infringe the patents of any third party in its performance of the Contract Services. Philips accepts no liability with respect to any claim, such as (without limitation) for damages, injury, loss or consequential, exemplary, or punitive damages incurred by ZYGO or any third party on account of or arising from the use or performance of the Contract Services.

Notwithstanding anything to the contrary in this Agreement, Philips CFT hereby represents and warrants to Zygo that Philips CFT has the requisite power and authority to enter into and perform under this Agreement; and that the execution and delivery of this Agreement by Philips CFT and the performance by Philips CFT of its obligations hereunder (including rendering the Contract Services) will not (i) result in the material breach of any agreement to which Philips CFT is a party or (ii) result in the material violation of any statute, regulation, judgment, decree, or order of any governmental entity having jurisdiction over Philips CFT.


                                   ARTICLE 11
                   PROPRIETARY INFORMATION AND CONFIDENTIALITY

Except as otherwise provided for in this Agreement, any information (hereinafter referred to as "Proprietary Information") disclosed by one Party to the other Party in connection with Contract Services shall be presumed to be confidential and proprietary to the disclosing Party. However, no Party shall be obliged to keep in confidence that portion of any Proprietary Information which:

a) is or becomes available to the public or to the industry without the fault or negligence of the recipient;

b) was already in possession of the recipient, provided that the recipient is able to prove such prior possession;

c) is subsequently received from a third party without notice of restriction on further disclosure;

d)      is independently developed by the recipient;

e) is not written or marked with a legend indicating the same is proprietary, private or confidential; or in case of an oral disclosure, is not reproduced in writing with a notice to the recipient identifying it as proprietary, private or confidential within thirty (30) days from the date of the oral disclosure;

f)      is ascertainable from a commercially available product; or

g) is required to be disclosed by competent government or regulatory agencies or courts.

The obligations set forth in this Article 11 shall apply equally for parties receiving any Proprietary Information under a have made arrangement between the Parties and/or their Associated Companies with a subcontractor, provided that the Parties shall consult each other in the event that the exchange of such information might oppose the other Parties' major business interest. The obligations set forth in this Article 11 shall expire five (5) years from the expiration or termination of this Agreement.

                                   ARTICLE 12
                                  FORCE MAJEURE

In the event of an Act of God, war, civil insurrection, strike, terrorist attack, or intervening governmental action causing delay in the ability of either party to reasonably perform its duties hereunder (a "Force Majeure"), the Party being delayed or damaged thereby shall inform the other Party as soon as possible but in any event within seven (7) days after the start of such Force Majeure, specifying the nature, as well as the estimated duration thereof. In the event that this situation continues for more than sixty (60) days, or is expected to last longer than sixty (60) days, then either Party is entitled to terminate this Agreement by simple notice in writing and without either Party being entitled to any claim for damages, other than for Contract Services rendered. Otherwise, both Parties' rights and obligations will be suspended and new time schedules and supply dates shall be agreed upon between the Parties.


                                   ARTICLE 13
                                     NOTICES

Any notice to be given under this Agreement shall be sent by fax and confirmed by mail to the following addresses:

If to ZYGO:                         ZYGO:             ZYGO Corporation
                                                      Laurel Brook Road
                                                      Middlefield, CT 06455
                                    Telephone:        (860) 347-8506
                                    Fax:              (860) 347-8372
                                    Attention:        John F. Filhaber

If to Philips CFT:                  Philips Electronics North America
                                    Corporation Center for Industrial Technology
                                    1000 W. Maude Ave.
                                    Sunnyvale, CA 94085-2810
                                    USA
                                    Telephone:        (408) 617-2447
                                    Fax:              (408) 617-7711
                                    Attention:        J. David Hammett

                                    With copy to:     General Counsel
                                                      (at the same location)



                                   ARTICLE 14
                            DURATION AND TERMINATION

14.01 This Agreement shall commence on the Effective Date. This Agreement shall be effective for an initial period of two (2) years, and shall be renewed each year for consecutive terms of one (1) year unless terminated by either Party giving three (3) months' prior written notice. Timely before expiration of this Agreement, Parties shall confer and evaluate their co-operation hereunder. In case of termination of this Agreement, Articles 4, and 6 through 17 shall survive. Termination of this Agreement pursuant to this Article shall not release Philips CFT from obligations towards ZYGO to carry out and complete Contract Services accepted prior to the time of such termination, and shall not release ZYGO from its obligation to make any payments otherwise due under this Agreement.

14.02 In the event that this Agreement is terminated other than (a) as provided in Article 14.01 hereof, or (b) for a material breach by Philips that has not been cured within thirty (30) days after written notice thereof to Philips by ZYGO, then ZYGO shall continue to make payments to Philips pursuant to the then-existing version(s) of the applicable Project Plan(s) for the following time periods, depending upon how many full-time equivalents ("FTEs") Philips has dedicated to performance of the Contract Services at the time of the termination:
                if Philips has 10 or less FTEs dedicated to the Contract Services, the payments shall continue for thirty (30) days; if Philips has 11 to 30 FTEs, dedicated to the Contract Services, the payments shall continue for sixty (60) days; and if Philips has 31 to 50 FTEs, dedicated to the Contract Services, the payments shall continue for ninety (90) days.

        In the event that Philips has more than 50 FTEs dedicated to the Contract Services at the time of termination, then payments shall continue for such time as the parties may agree, but in no event for less than ninety (90) days.

        Nothing contained in this Article 14.02 is intended to, or is to be construed as, in any way limiting whatever other remedies may be otherwise available at law or in equity to either of the Parties in the event of any termination of this Agreement.


                                   ARTICLE 15
                         JURISDICTION AND GOVERNING LAW

This Agreement will be exclusively construed in accordance with and governed by the internal laws of the State of New York, without application of the conflicts of laws provisions thereof. Any disputes arising out of or in connection with this Agreement which cannot be resolved amicably shall be exclusively settled by a competent court sitting in New York County, New York, U.S.A.

                                   ARTICLE 16
                                NON-SOLICITATION

16.01 It is understood that an important consideration for this Agreement is the provision by Philips CFT of uniquely qualified personnel to perform the Contract services. Said personnel have been recruited and trained by Philips at great expense, and are indispensable to the continued ability of Philips CFT to conduct its business. ZYGO hereby agrees that during the duration of this Agreement, and for twelve (12) months thereafter, neither it nor any of its affiliates shall directly or indirect recruit, or solicit the employment of, any of the Philips CFT personnel who have performed any Contract Services under this Agreement.


                                   ARTICLE 17
                                  MISCELLANEOUS

17.01 Neither Philips CFT's general conditions of sale, nor ZYGO's general conditions of purchase, or any other general conditions, are applicable to this Agreement.

17.02 This Agreement sets forth the entire agreement of the Parties. Any prior statements, representations or agreements concerning the subject matter of this Agreement are entirely void and of no effect.

17.03 No modification or changes shall be binding unless in writing signed by the Parties. It shall become only effective when executed by both Parties.

17.04 Caption headings are for convenience only and shall not be considered in construing this Agreement.

17.05 If any provision of this Agreement is found by a court of competent jurisdiction to be void or unenforceable, such finding shall not affect any other provision hereof, which shall remain in force and effect.

17.06 Any failure to enforce any provision of this Agreement or breach of any provision shall not be deemed a waiver of any right to enforce the provisions of this Agreement for any other or subsequent breach of the same or any other revision.

17.07 While the parties will work together to endeavor to avoid any unnecessary taxes or imposts, ZYGO shall be solely liable for any taxes imposed by any jurisdiction with regard to the performance of the Contract Services, or the delivery or use of any product or result thereof, other than the payment by Philips of any tax or other governmental levy imposed solely upon its gross income or revenues.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first written above.

PHILIPS ELECTRONICS
NORTH AMERICA CORPORATION                 ZYGO Corporation
Center for Industrial Technology



By:    /s/ Jaap Stulp  10/3/02            By:   /s/ J. Bruce Robinson  OCT 18/02
       ------------------------------           --------------------------------
       Jaap Stulp

Title: General Manager, Philips CFTNA     Title: CEO, & President